Exhibit 10.4

FINAL FORM

[•], 2020

Monocle Holdings Inc.
750 Lexington Avenue, Suite 1501
New York, NY 10022

Ladies and Gentlemen:

This letter agreement (this “Agreement”) is entered into in connection with, and conditioned upon the consummation of the transactions contemplated by, that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among Monocle Holdings Inc., a Delaware Corporation (“Newco”), Monocle Acquisition Corporation, a Delaware corporation (“Monocle”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), AerSale Corp., a Delaware corporation (“AerSale”) and solely in its capacity as the Holder Representative (as defined in the Merger Agreement), Leonard Green & Partners, L.P., a Delaware limited partnership, dated as of December 8, 2019. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement.

1.                  As a condition to the obligations of Newco, Monocle, Merger Sub 1, Merger Sub 2 and AerSale to consummate the Merger, the undersigned hereby agree that, from the date hereof until the earliest of: (a) the 180th day after the Closing Date, (b) the expiration of the Founder Shares Lock-up Period (as defined in that certain letter agreement, dated February 6, 2019, by and among Monocle, Monocle Partners, LLC, Cowen Investments II LLC and each of Monocle’s officers, directors and director nominees (the “Insider Letter”)) pursuant to Section 7(a)(B)(x) of the Insider Letter and (c) the date following such Closing Date on which Newco completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of Newco’s stockholders having the right to exchange their shares of Newco Common Stock for cash, securities or other property (the period between the Closing Date and the earliest of clauses (a), (b) and (c), the “Lock-Up Period”), the undersigned will not: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder (the “Exchange Act”), with respect to (v) the shares of Newco Common Stock received pursuant to the Merger Agreement, (w) Earnout Shares, to the extent any are received after the date hereof, (x) [the shares of NewCo Convertible Preferred Stock, (y)]1 any outstanding share of Newco Common Stock or any other equity security (including the shares of Newco Common Stock issued or issuable upon the exercise of any other equity security) of Newco received by any of the parties hereto in connection with the transactions contemplated by the Merger Agreement; and [(z)] any other equity security of Newco issued or issuable with respect to any such share of Newco Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (such shares, collectively, the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

1 Note to Draft: Clause (x) to be removed if no NewCo Convertible Preferred Stock is issued at closing.

2.                  The undersigned hereby (a) authorizes Newco during the Lock-Up Period to cause its transfer agent for the Lock-up Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Lock-up Shares for which the undersigned is the record holder and, (b) in the case of Lock-up Shares for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Shares, in each case of clauses (a) and (b), if such transfer would constitute a violation or breach of this Agreement. Newco agrees to instruct its transfer agent to remove any stop transfer restrictions on the stock register and other records related to Lock-Up Shares promptly upon the expiration of the Lock-Up Period.

3.                  Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-up Shares during the undersigned’s lifetime or on death (or, if the undersigned is not a natural person, during its existence) (i) if the undersigned is not a natural person, to its direct or indirect equity holders or to any of its other Affiliates, (ii) to the immediate family members (including spouses, significant others, lineal descendants and ascendants (including adopted and step children and parents of such person), brothers and sisters (including half-sibling and step-siblings) of the undersigned or the undersigned’s spouse or siblings (collectively, “Family Members”), (iii) to a family trust, foundation or partnership established for the exclusive benefit of the undersigned, its equity holders or any of their respective Family Members, (iv) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; or (v) to a charitable foundation controlled by the undersigned, its equityholders or any of their respective Family Members; provided, however, that in each such case, any such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to Newco, agreeing to be bound by these transfer restrictions and the other terms and conditions of this Agreement. For the avoidance of doubt, the undersigned shall retain all of its rights as a shareholder of Newco with respect to the Lock-up Shares during the Lock-Up Period, including without limitation the right to vote any Lock-Up Shares that are entitled to vote and the right to receive any dividends or distributions in respect of such Lock-Up Shares.

4.                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary to give effect to the terms and conditions of this Agreement.

5.                  This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof; provided, however, that the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any documents related thereto, including the Amended and Restated Registration Rights Agreement. This Agreement may not be changed, amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

6.                  Subject to Section 3 hereof, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding upon and inure to the benefit of the undersigned and its successors and assigns. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile or .pdf copies hereof or signatures hereon shall, for all purposes, be deemed originals.

7.                  This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

8.                  Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have exclusive subject matter jurisdiction, any federal court of the United States of America sitting in the State of Delaware), and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this section. EACH OF THE PARTIES HERETO (AND IN THE CASE OF NEWCO, ON BEHALF OF ITSELF AND EACH OF NEWCO, MONOCLE, MERGER SUB 1 AND MERGER SUB 2) HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.                  Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be completed in accordance with Section 5.1 of the Amended and Restated Registration Rights Agreement.

[Signature on the following page]

Very truly yours,

NEWCO:

Monocle Holdings Inc., a Delaware corporation

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Accepted and Agreed:

HOLDERS:

GREEN EQUITY INVESTORS V, L.P.,
a Delaware limited partnership

	By:	GEI Capital V, LLC, its general partner

By:
		Name:	Jonathan A. Seiffer
		Title:	Senior Vice President

GREEN EQUITY INVESTORS SIDE V, L.P.,
a Delaware limited partnership

	By:	GEI Capital V, LLC, its general partner

By:
		Name:	Jonathan A. Seiffer
		Title:	Senior Vice President

LGP PARTS COINVEST LLC,
a Delaware limited liability company

	By:	GEI Capital V, LLC, its general partner

By:
		Name:	Jonathan A. Seiffer
		Title:	Senior Vice President

[Signature Page to Lock-Up Agreement]

FLORIDA GROWTH FUND LLC,
a Delaware limited liability company

By:	HL Florida Growth LLC, Manager

By:
	Name:	Anthony Donofrio
	Title:	Authorized Signatory

ENAREY, LP,
a Nevada limited partnership

By:	ENAREY, LLC

By:
	Name:	Nicholas Finazzo
	Title:	Manager

THOUGHTVALLEY LIMITED PARTNERSHIP,
a Nevada limited partnership

By:	THOUGHTVALLEY, LLC

By:
	Name:	Robert B. Nichols
	Title:	Manager

[Signature Page to Lock-Up Agreement]